UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37830 (Commission File Number)	61-1797411 (I.R.S. Employer Identification No.)

599 S. Rivershore Lane Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2019, we held our annual meeting of stockholders in Eagle, Idaho. A total of 131,255,910 shares of our common stock, or 90.1% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.              Our stockholders elected eight directors to each serve a one-year term until our 2020 annual meeting of stockholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non-Votes
Peter J. Bensen	117,528,687	502,599	227,469	12,997,155
Charles A. Blixt	116,002,124	2,032,298	224,333	12,997,155
André J. Hawaux	117,472,420	560,564	225,771	12,997,155
W.G. Jurgensen	116,344,014	1,635,066	279,675	12,997,155
Thomas P. Maurer	117,509,251	524,115	225,389	12,997,155
Hala G. Moddelmog	116,458,144	1,585,848	214,763	12,997,155
Maria Renna Sharpe	116,459,600	1,573,895	225,260	12,997,155
Thomas P. Werner	117,510,249	520,601	227,905	12,997,155

2.              Our stockholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
109,698,507	5,707,020	2,853,228	12,997,155

3.              Our stockholders ratified the selection of KPMG LLP as our independent auditors for the year ending May 31, 2020, based on the following voting results:

For	Against	Abstain
130,827,910	294,026	133,974

4.              Our stockholders did not approve a stockholder proposal regarding pesticide use report, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
38,353,996	73,930,766	5,973,993	12,997,155

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:  September 27, 2019

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